FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2009

FirstFed Financial Corp.
(Exact name of registrant as specified in its charter)

Delaware	1-9566	95-4087449
(State of Delaware)	(Commission File No.)	(IRS Employer Identification No.)

12555 W. Jefferson Boulevard, Los Angeles, California	90066
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:       (310) 302-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Total number of pages is 8

Index to Exhibits is on Page 3

ITEM 7.01.  Regulation FD Disclosure.

     The Registrant hereby incorporates by reference into this Item. 7 the summary monthly financial data and preliminary quarterly loan portfolio analysis as of and for the period ended March 31, 2009 attached as Exhibits 99.1 and 99.2, respectively, which are being furnished in accordance with Rule 101(e)(1) under Regulation FD.

     A discussion of the factors that could impact the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date and period of time, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Monthly Financial Data as of and for the period ended March 31, 2009 (Unconsolidated)
99.2	Preliminary Quarterly Loan Portfolio Analysis as of and for the period ended March 31, 2009

S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRSTFED FINANCIAL CORP.

Dated: April 29, 2009	By: /s/	Douglas J. Goddard
Douglas J. Goddard
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Page

99.1	Monthly Financial Data as of and for the period ended March 31, 2009	4-5
99.2	Preliminary Quarterly Loan Portfolio Analysis as of and for the period ended March 31, 2009	6-8

EXHIBIT 99.1

First Federal Bank of California MONTHLY REPORT OF OPERATIONS Unaudited, Unconsolidated Financial Highlights (Dollars in thousands)

	As of, for the month ended March 31, 2009	As of, for the month ended February 28, 2009	As of, for the month ended March 31, 2008	As of, for the 3 months ended March 31, 2009	As of, for the 3 months ended March 31, 2008

Cash and investment securities	$339,680	$550,389	$395,119
Total mortgage-backed securities	$39,379	$39,984	$45,178
Total assets	$6,839,076	$7,250,786	$7,081,466

LOANS:
Gross loans receivable	$6,444,622	$6,545,807	$6,531,119

Loans funded:
Single family loans	$675	$9,523	$83,188	$28,564	$127,257
Multi family loans	-	15,710	39,170	68,248	145,138
Commercial & industrial real estate loans	-	-	1,640	-	7,723
Other loans	195	4,072	1,871	4,668	5,192
Total loans funded	870	29,305	125,869	101,480	285,310
Loans originated for third parties	984	-	-	984	3,354
Total loans originated	$1,854	$29,305	$125,869	$102,464	$288,664

Percentage of ARMs originated	61%	97%	9%	82%	15%
Loan repayments:
Single family loans	$12,787	$14,885	$55,581	$30,415	$199,534
Multi family & commercial real estate loans	11,970	15,170	50,532	36,581	110,603
Other loans	9,265	868	1,224	12,404	9,950
	$34,022	$30,923	$107,337	$79,400	$320,087

Loans sold	$-	$-	$700	$-	$1,060

Percentage of adjustable rate loans to the total portfolio	70.74%	71.06%	86.46%

Non-performing assets to total assets ratio	8.39%	7.54%	6.20%

Delinquent loans:
Non-accrual single family loans	$471,335	$446,576	$393,586
Single family loans 30-59 days delinquent	$143,744	$146,063	$165,490
Single family loans 60-89 days delinquent	$88,049	$115,974	$107,766

BORROWINGS:
Federal Home Loan Bank advances	$1,595,000	$1,940,000	$1,875,000
Reverse repurchase agreements	$-	$-	$370,000

DEPOSITS:
Retail deposits	$3,327,588	$3,248,397	$3,205,744
Wholesale deposits	1,502,454	1,612,595	855,703
	$4,830,042	$4,860,992	$4,061,447

Net increase (decrease) in deposits	$(30,950)	$(18,943)	$(89,981)	$(86,670)	$(107,501)

AVERAGE INTEREST RATES (CONSOLIDATED):

	As of, for the month ended March 31, 2009	As of, for the month ended February 28, 2009	As of, for the month ended March 31, 2008	As of, for the 3 months ended March 31, 2009	As of, for the 3 months ended March 31, 2008
Yield on loans	5.38%	5.49%	6.69%	5.52%	6.96%
Yield on investments	2.34%	2.54%	5.05%	2.32%	5.09%
Yield on earning assets	5.07%	5.21%	6.57%	5.18%	6.82%
Cost of deposits	2.82%	2.87%	3.63%	2.86%	3.87%
Cost of borrowings	3.08%	2.80%	4.19%	2.84%	4.56%
Cost of money	2.90%	2.85%	3.84%	2.85%	4.12%
Earnings spread	2.17%	2.36%	2.73%	2.33%	2.70%
Effective net spread	2.15%	2.32%	3.01%	2.30%	2.91%

EXHIBIT 99.2

PRELIMINARY QUARTERLY LOAN PORTFOLIO ANALYSIS
Unaudited, Unconsolidated
(Dollars in thousands)

Summary of Loan Portfolio Balances
	March 31, 2009		December 31, 2008		March 31, 2008
First trust deeds residential loans:
One to four units	$4,215,571		$4,378,731		$4,511,357
Five or more units	1,975,655		1,936,286		1,749,468
Residential loans	6,191,226		6,315,017		6,260,825

Other real estate loans	147,010		154,994		163,970
Non-Real estate loans	106,386		114,392		106,324
Total loans receivable	$6,444,622		$6,584,403		$6,531,119

Single family loan portfolio by year of origination

Year of Origination	March 31, 2009		December 31, 2008		March 31, 2008
2003 and prior	$292,397	6.9%	$301,288	6.8%	$374,451	8.3%
2004	544,122	12.9%	567,660	13.0%	678,709	15.0%
2005	1,297,572	30.8%	1,390,979	31.8%	1,947,025	43.1%
2006	825,049	19.6%	876,255	20.0%	1,026,595	22.8%
2007	332,958	7.9%	341,023	7.8%	364,182	8.1%
2008	894,944	21.2%	901,526	20.6%	120,395	2.7%
2009	28,529	0.7%	-	0.0%	-	0.0%
Total single family portfolio	$4,215,571	100.0%	$4,378,731	100.0%	$4,511,357	100.0%

Single family loan portfolio by original LTV ratio

Original LTV Ratio	March 31, 2009		December 31, 2008		March 31, 2008
<65%	$938,730	22.2%	$949,119	21.6%	$780,105	17.3%
65 - 70%	533,547	12.7%	535,765	12.2%	494,561	11.0%
70 - 75%	587,872	13.9%	606,856	13.9%	593,323	13.1%
75 - 80%	1,942,552	46.1%	2,047,508	46.8%	2,272,613	50.4%
80 - 85%	42,231	1.0%	46,797	1.1%	69,162	1.5%
85 - 90%	133,128	3.2%	153,273	3.5%	247,644	5.5%
>90%	37,511	0.9%	39,413	0.9%	53,949	1.2%
Total single family portfolio	$4,215,571	100.0%	$4,378,731	100.0%	$4,511,357	100.0%

Single family loan portfolio by estimated current LTV ratio
Estimated Current LTV -Price Adjusted (1)	Loan Balance	% of Portfolio	Average Estimated Current LTV Ratio
<70%	$885,548	21.0%	51.5%
>70% <=80%	533,007	12.6%	75.4%
>80% <=90%	606,707	14.4%	84.9%
>90% <=100%	533,512	12.7%	95.4%
>100% <=110%	506,850	12.0%	104.8%
>110%	983,062	23.3%	126.0%
Partially Charged Off (2)	156,061	3.7%	100.0%
Not in MSAs	10,824	0.3%	N/A
Total single family portfolio	$4,215,571	100.0%	90.3%

(1) The current estimated loan to value ratio is based on OFHEO December 2008 data. The OFHEO housing price index provides a broad measure of the housing price movements by Metropolitan Statistical Area (MSA). In evaluating the potential for loan losses within the bank’s portfolio, the Bank considers both the fact that OFHEO data cannot reflect price movements for the most recent three months, and that individual areas within an MSA will perform worse than the average for the larger area. The Bank therefore also looks at sales data that is available by zip code, as well as the Bank’s experience with marketing foreclosed properties in estimating the loan loss reserve that is required.
(2) 548 severely delinquent loans were charged off by $109.9 million to their estimated collateral value, while 4 previously charged off loans became current during the quarter.

Single family loan portfolio by borrower documentation type

Borrower documentation type (3)	March 31, 2009		December 31, 2008		March 31, 2008
Verified Income/Verified Assets	$1,794,891	42.6%	$1,808,445	41.3%	$1,214,599	26.9%
Stated Income/Verified Assets	1,022,258	24.2%	1,087,151	24.8%	1,383,098	30.7%
Stated Income/Stated Assets	1,041,623	24.7%	1,100,672	25.2%	1,420,761	31.5%
No Income/No Assets	356,799	8.5%	382,463	8.7%	492,899	10.9%
Total single family portfolio	$4,215,571	100.0%	$4,378,731	100.0%	$4,511,357	100.0%

(3) Low documentation categories include $674.4 million of loans that have been fully documented during the modification process.

Single family loan portfolio by geographic distribution

Region	March 31, 2009		December 31, 2008		March 31, 2008
Los Angeles County	$1,212,260	28.7%	$1,233,889	28.2%	$1,132,580	25.1%
San Francisco Bay Area	737,736	17.5%	768,262	17.5%	751,595	16.7%
Central California Coast	577,019	13.7%	598,268	13.7%	568,613	12.6%
San Diego Area	420,583	10.0%	441,631	10.1%	536,423	11.9%
Orange County	467,888	11.1%	479,464	10.9%	429,423	9.5%
San Bernardino / Riverside Counties	277,432	6.6%	296,624	6.8%	357,999	7.9%
San Joaquin Valley	176,414	4.2%	194,741	4.4%	283,412	6.3%
Sacramento Valley	181,808	4.3%	197,861	4.6%	259,249	5.7%
Other	164,431	3.9%	167,991	3.8%	192,063	4.3%
Total single family portfolio	$4,215,571	100.0%	$4,378,731	100.0%	$4,511,357	100.0%

Delinquent and nonaccrual loans by year of origination

Year of Origination	30-89 Days Delinquent (4)		Non-accrual (5)		Total
2003 and prior	$5,705	2.5%	20,031	4.2%	25,736	3.7%
2004	48,455	20.9%	61,365	13.0%	109,820	15.6%
2005	96,532	41.7%	217,344	46.1%	313,876	44.6%
2006	64,044	27.6%	150,137	31.9%	214,181	30.5%
2007	14,206	6.1%	22,458	4.8%	36,664	5.2%
2008	2,851	1.2%	-	0.0%	2,851	0.4%
Total single family defaults	$231,793	100.0%	471,335	100.0%	703,128	100.0%

(4) This category includes 4 loans that were non-accrual in the previous quarter with partial charge-offs of $585 thousand.
(5) This category includes 540 severely delinquent loans, which were charged off by $108.8 million to their estimated collateral value.

Delinquent and nonaccrual loans by geographic distribution

Region	Delinquent Balance	% of Total Delinquent	Delinquent % of regional portfolio
Los Angeles County	$124,750	17.7%	10.3%
San Francisco Bay Area	119,332	17.0%	16.2%
Central California Coast	101,001	14.4%	17.5%
San Diego Area	83,751	11.9%	19.9%
Orange County	63,978	9.1%	13.7%
San Bernardino/Riverside	73,281	10.4%	26.4%
San Joaquin Valley	48,459	6.9%	27.5%
Sacramento Valley	52,796	7.5%	29.0%
Other	35,780	5.1%	21.8%
Total single family defaults	$703,128	100.0%	16.7%

Delinquent and nonaccrual loans by borrower documentation type
Borrower documentation type	Delinquent Balance	% of Total Delinquent	Delinquent % of documentation type
Verified Income/Verified Assets	$117,645	16.7%	6.6%
Stated Income/Verified Assets	224,894	32.0%	22.0%
Stated Income/Stated Assets	278,286	39.6%	26.7%
No Income/No Assets	82,303	11.7%	23.1%
Total single family defaults	$703,128	100.0%	16.7%

Delinquent and nonaccrual loans by estimated current loan to value ratio

Estimated Current LTV -Price Adjusted (6)	Loan Balance	% of Total Delinquent	Average Estimated Current LTV Ratio
<70%	$26,876	3.8%	52.7%
>70% <=80%	43,538	6.2%	75.4%
>80% <=90%	48,516	6.9%	85.4%
>90% <=100%	80,395	11.4%	95.9%
>100% <=110%	107,302	15.3%	104.8%
>110%	237,190	33.7%	127.4%
Partially Charged Off (7)	157,791	22.5%	100.0%
Not in MSAs	1,520	0.2%	N/A
Total single family defaults	$703,128	100.0%	106.7%

(6) The current estimated loan to value ratio is based on OFHEO December 2008 data.
(7) 544 loans were charged off by $109.4 million to their estimated collateral value.

Forecast of single family loan portfolio payment recast
Recast quarter (8)	Recast Balance	Number of Loans

2nd quarter 2009	$36,147	81
3rd quarter 2009	96,133	238
4th quarter 2009	169,033	369
Total 2009	301,313	688

2010	634,023	1,380
2011	432,415	854
Thereafter	253,437	354
Grand total	$1,621,188	3,276

(8) Period in which currently performing borrowers are estimated to reach their maximum negative amortization, and be required to make a fully amortizing payment, assuming all borrowers make the minimum payment, and no loans are prepaid prior to their reset date. Does not include loans that have already reached their payment recast or loans that by their terms do not allow for negative amortization.

Real estate owned activity
Real Estate Owned	Balance	Number of Properties
Beginning balance (as of 12/31/2008)	$117,664	478
Acquired REOs	130,439	284
Charged-offs and writedowns	(71,271)
Sold REOs	(78,751)	(347)
Ending REO Balance (as of 3/31/2009)	$98,081	415
Properties in Escrow	$34,967	172

Loss Mitigation Activity (9)
Loan modifications 2009 year-to-date	Loan Balance	Number of Loans
Loan terms modified to:
Monthly Adjustable Interest Only 5-years	$229,686	473
Fixed Interest Only 5-years	168,329	359
Monthly Adjustable Amortizing 5-years	121,931	272
Fixed Amortizing 5-years	133,661	265
6-month Adjustable Interest Only 5-years	67,530	154
6-month Adjustable Amortizing	10,832	25
Other	5,018	9
Grand total (10)	$736,987	1,557

(9) Of these 1,557 modified loans, 1,511 loans with a net balance of $718.5 million were considered to be troubled debt restructuring, based on the Bank's underwriting of the borrower and the property at the date of the modifcation. Based on the yield reduction of these modified loans the bank maintains an impaired valuation allowance of $53.2 million.
(10) This disclosure does not include 174 severely delinquent modified loans that were moved to non-accrual status with an estimated collateral value of $55.8 million.